UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
February 7, 2012 (January 31, 2012)

CORONUS SOLAR INC.
(Exact name of registrant as specified in its charter)

British Columbia, Canada
(State or other jurisdiction of incorporation)

000-53697
(Commission File No.)

1100-1200 West 73rd Avenue
Vancouver, British Columbia
Canada   V6P 6G5
(Address of principal executive offices and Zip Code)

604-267-7078
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01	ENTRY INTO MATERIAL DEFINITIVE AGREEMENTS.

The close of escrow for the Vacant Land Purchase Agreement (the “Hesperia West Agreement”), entered into by our wholly-owned subsidiary, Coronus Energy Corp. (“Coronus”), as reported in our Form 8-K’s filed with the SEC on November 10 and December 16, 2011, and January 18, 2012, has been extended. Additionally, the time allotted for Coronus’ board of directors to approve the Hesperia West Agreement, has also been extended. Under the Hesperia West Agreement, effective February 2, 2012, the close of escrow has been extended to February 22, 2012, and the Hesperia West Agreement is now subject to Coronus’ board of director approval on or before February 15, 2012.

The close of escrow for the Vacant Land Purchase Agreement (the “Adelanto West Agreement”), entered into by Coronus, as reported in our Form 8-K’s filed with the SEC on September 29 and November 22, 2011, and January 18, 2012, has been extended. Additionally, the time allotted for Coronus’ board of directors to approve the Adelanto West Agreement, has also been extended. Under the Adelanto West Agreement, effective February 2, 2012, the close of escrow has been extended to March 7, 2012, and the Adelanto West Agreement is now subject to Coronus’ board of director approval on or before February 29, 2012.

The close of escrow for the Vacant Land Purchase Agreement (the “Yucca Valley East Agreement”), entered into by Coronus, as reported in our Form 8-K’s filed with the SEC on October 14 and December 9, 2011, and January 18, 2012, has been extended. Additionally, the time allotted for Coronus’ board of directors to approve the Yucca Valley East Agreement, has also been extended. Under the Yucca Valley East Agreement, effective February 2, 2012, the close of escrow has been extended to March 7, 2012, and the Yucca Valley East Agreement is now subject to Coronus’ board of director approval on or before February 29, 2012.

The close of escrow for the Vacant Land Purchase Agreement (the “Apple Valley East Agreement”), entered into by Coronus, as reported in our Form 8-K’s filed with the SEC on October 14 and December 9, 2011, and January 18, 2012, has been extended. Additionally, the time allotted for Coronus’ board of directors to approve the Apple Valley East Agreement, has also been extended. Under the Apple Valley East Agreement, effective February 2, 2012, the close of escrow has been extended to March 7, 2012, and the Apple Valley East Agreement is now subject to Coronus’ board of director approval on or before February 29, 2012.

We sought the above extensions because we require additional time to determine whether the properties will be suitable for solar photovoltaic (PV) developments under the California Public Utilities Commission’s (CPUC’s) feed-in tariff program for small generators.

On February 2, 2012, we conducted a non-brokered private placement, issuing a senior secured, convertible promissory note (the “Note”) and transferrable warrant (the “Warrant”) to one investor, for proceeds of CAD $50,000. The Note is secured by a first priority security interest in all of our assets, including those of our wholly-owned subsidiary, Coronus. The Note matures on February 2, 2013 and bears interest at an annual rate of 12%, payable in cash at maturity, prepayment or conversion. At or before maturity, the Note and any accrued interest are convertible at the holder’s option into shares of our common stock, at a price of CAD $0.60 per share. The Warrant entitles the holder thereof to purchase an aggregate of 83,333 shares of our common stock at an exercise price of CAD $0.75 for a period of five years. In connection with the completion of the private placement, we paid no finder’s fees.

On February 2, 2012, our wholly-owned subsidiary, Coronus, entered into a System Impact Study Agreement (the “SIS Agreement for Yucca Valley East 1”) with Southern California Edison (“SCE”). The SIS Agreement for Yucca Valley East 1 relates to Coronus’ application for interconnection service and the CREST tariff for a 1.5 MW solar PV power system (the “Yucca Valley East 1 Project”) on the 34.07 acre parcel of vacant land, situated east of Yucca Valley, in the County of San Bernardino, California, Coronus agrees to acquire pursuant to the Yucca Valley East Agreement, as described above.

The SIS Agreement for Yucca Valley East 1 sets forth the terms and conditions for SCE to perform a system impact study to determine the impacts that would result from interconnecting the Yucca Valley East 1 Project and the adequacy of SCE’s electrical system to accommodate the Yucca Valley East 1 Project. In addition, SCE shall make a preliminary determination of the required interconnection facilities and distribution system upgrades, and any other modifications or additions that would be needed, to accommodate the Yucca Valley East 1 Project. The estimated cost of the SIS Agreement for Yucca Valley East 1 is $10,000. SCE anticipates completing the study within 120 business days. On entering into the SIS Agreement for Yucca Valley East 1, Coronus paid SCE a $10,000 deposit.

On February 2, 2012, Coronus entered into a second System Impact Study Agreement (the “SIS Agreement for Yucca Valley East 2”) with SCE. The SIS Agreement for Yucca Valley East 2 relates to Coronus’ application for interconnection service and the CREST tariff for a second 1.5 MW solar PV power system (the “Yucca Valley East 2 Project”) on the 34.07 acre parcel of vacant land, situated east of Yucca Valley, in the County of San Bernardino, California, Coronus agrees to acquire pursuant to the Yucca Valley East Agreement, as described above.

The SIS Agreement for Yucca Valley East 2 sets forth the terms and conditions for SCE to perform a system impact study to determine the impacts that would result from interconnecting the Yucca Valley East 2 Project and the adequacy of SCE’s electrical system to accommodate the Yucca Valley East 2 Project. In addition, SCE shall make a preliminary determination of the required interconnection facilities and distribution system upgrades, and any other modifications or additions that would be needed, to accommodate the Yucca Valley East 2 Project. The estimated cost of the SIS Agreement for Yucca Valley East 2 is $10,000. SCE anticipates completing the study within 120 business days. On entering into the SIS Agreement for Yucca Valley East 2, Coronus paid SCE a $10,000 deposit.

On February 2, 2012, Coronus entered into a third System Impact Study Agreement (the “SIS Agreement for Hesperia West 2”) with SCE. The SIS Agreement for Hesperia West 2 relates to Coronus’ application for interconnection service and the CREST tariff for a 1.5 MW solar PV power system (the “Hesperia West 2 Project”) on the 20 acre parcel of vacant land, situated west of Hesperia, in the County of San Bernardino, California, Coronus agrees to acquire pursuant to the Hesperia West Agreement, as described above.

The SIS Agreement for Hesperia West 2 sets forth the terms and conditions for SCE to perform a system impact study to determine the impacts that would result from interconnecting the Hesperia West 2 Project and the adequacy of SCE’s electrical system to accommodate the Hesperia West 2 Project. In addition, SCE shall make a preliminary determination of the required interconnection facilities and distribution system upgrades, and any other modifications or additions that would be needed, to accommodate the Hesperia West 2 Project. The estimated cost of the SIS Agreement for Hesperia West 2 is $10,000. SCE anticipates completing the study within 120 business days. On entering into the SIS Agreement for Hesperia West 2, Coronus paid SCE a $10,000 deposit.

ITEM 1.02       TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

On January 31, 2012, Coronus, our wholly-owned subsidiary, and Karinne Wolf cancelled the Vacant Land Purchase Agreement (the “Oak Hills South Agreement”), dated October 13, 2011, entered into by Coronus, as Buyer, and Karinne Wolf, as Seller. We first reported the Oak Hills South Agreement in our Form 8-K filed with the SEC on October 14, 2011. Under the Oak Hills South Agreement, Coronus agreed to acquire a 27.47 acre parcel of vacant land, situated south of Oak Hills, in the County of San Bernardino, California. The purchase price was $145,000. Coronus deposited $1,000 into escrow and agreed to deposit an additional $144,000 within sufficient time to close escrow. Close of escrow initially was December 22, 2011, but was extended to January 22, 2012, and then to February 1, 2012. The Oak Hills South Agreement was subject to Coronus’ Board of Director approval, initially on or before December 15, 2011, but this deadline was extended to on or before January 15, 2012, and then to on or before January 31, 2012. Coronus’ Board of Directors rejected the Oak Hills South Agreement due to lack of certainty as to whether the property would be suitable for a solar PV development under the CPUC’s feed-in tariff program for small generators, coupled with anticipated challenges with the parcel in relation to interconnecting a solar PV system to the grid. The $1,000 deposited into escrow was returned to us.

ITEM 2.03       CREATION OF A DIRECT FINANCIAL OBLIGATION.

On February 2, 2012, we incurred a direct obligation to repay CAD $50,000, plus interest, in relation to the non-brokered private placement we conducted, as disclosed above under Item 1.01.

ITEM 3.02       UNREGISTERED SALE OF EQUITY SECURITIES.

As disclosed above under Item 1.01, on February 2, 2012, we conducted a non-brokered private placement, issuing a senior secured, convertible promissory note (the “Note”) and transferrable warrant (the “Warrant”) to one investor, for proceeds of CAD $50,000. The Note is secured by a first priority security interest in all of our assets, including those of our wholly-owned subsidiary, Coronus. The Note matures on February 2, 2013 and bears interest at an annual rate of 12%, payable in cash at maturity, prepayment or conversion. At or before maturity, the Note and any accrued interest are convertible at the holder’s option into shares of our common stock, at a price of CAD $0.60 per share. The Warrant entitles the holder thereof to purchase an aggregate of 83,333 shares of our common stock at an exercise price of CAD $0.75 for a period of five years. In connection with the completion of the private placement, we paid no finder’s fees. The investor was a resident of British Columbia, Canada. The Units were issued pursuant to an exemption from applicable prospectus requirements under section 2.5 “Family, friends and business associates” of National Instrument 45-106, Prospectus and Registration Exemptions, by reason of the fact that the investor was a close personal friend of Jeff Thachuk, our president. Further, the foregoing transaction was exempt from registration under the Securities Act of 1933, as amended, pursuant to Regulation S thereof in that all sales took place outside the United States with non-US persons.

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On February 1, 2012, our engagements of Mark Burgert as Consultant to us, and as President of our wholly-owned subsidiary, Coronus, were terminated by mutual agreement. Accordingly, as of February 1, 2012, Mr. Burgert no longer holds any positions with us. Mr. Burgert had no disagreements with us or Coronus over practices, policies or operations.

As reported in our Form 8-K filed with the SEC on November 6, 2009, on November 2, 2009, we completed the agreement (the “Share Purchase Agreement”) to acquire all of the issued and outstanding shares of our now, wholly-owned subsidiary, Coronus Energy Corp. (“Coronus”). Coronus was a start-up stage company founded to deploy and operate utility-scale solar power systems in the State of California. We acquired the issued and outstanding shares of Coronus from Mr. Burgert, who, at the time, was the sole principal of Coronus and served as President of Coronus. On closing of the Share Purchase Agreement, Mr. Burgert continued to hold office of President of Coronus. Additionally, on closing, pursuant to the Share Purchase Agreement, we engaged Mr. Burgert as Consultant, and as consideration therefore, we issued Mr. Burgert the options to acquire (i) 150,000 shares of our common stock, exercisable at $0.065 per share until April 22, 2015, and (ii) 200,000 shares of our common stock, exercisable at $0.065 per share until March 31, 2016.

Having assisted us and Coronus through the ownership transition, as well as with the early development of Coronus, we and Coronus no longer require the services of Mr. Burgert.

Mr. Burgert continues to hold the options, as described above, to acquire (i) 150,000 shares of our common stock, exercisable at $0.065 per share until April 22, 2015, and (ii) 200,000 shares of our common stock, exercisable at $0.065 per share until March 31, 2016, and Mr. Burgert will continue to hold them until the options expire or until Mr. Burgert exercises them. As of the date of this report, Mr. Burgert has not exercised any of his options. In addition to these options, as disclosed in our Form 10-K filed with the SEC on June 27, 2011, Mr. Burgert is the beneficial owner of 4,525,000 shares of our common stock, which, as reported in the Form 10-K, inclusive of the options described above, equals 18.00% of our shares of common stock.

Jeff Thachuk, our President, is the Secretary, Treasurer, Chief Executive Officer, Chief Financial Officer, and Chairman of the Board of Directors of Coronus, and has been so since we acquired Coronus on November 2, 2009. On February 1, 2012, to replace Mr. Burgert, we appointed Mr. Thachuk as President of Coronus. At this time, we have not entered into any new compensatory arrangements with Mr. Thachuk in respect of this appointment.

ITEM 7.01       REGULATION FD DISCLOSURE.

We announced today the extensions to the Hesperia West Agreement, the Adelanto West Agreement, the Yucca Valley East Agreement, and the Apple Valley East Agreement, as disclosed above under Item 1.01. We announced also the cancellation of the Oak Hills South Agreement, as disclosed above under Item 1.02. We announced as well Coronus’ entry into the SIS Agreements, as disclosed above under Item 1.01. We announced also the non-brokered private placement we conducted, issuing the senior secured, convertible promissory note and transferrable warrant, as disclosed above under Items 1.01, 2.03 and 3.02. Lastly, as disclosed above under Item 5.02, we announced the termination of Mark Burgert’s engagements as Consultant to us, and as President of Coronus, as well as Jeff Thachuk’s appointment as President of Coronus.

ITEM 9.01       FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits	Document Description

99.1	Press release.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated this 7th day of February, 2012.

CORONUS SOLAR INC.

BY:	JEFFERSON THACHUK
Jefferson Thachuk
President, Principal Executive Officer, Principal Accounting Officer, Principal Financial Officer, Secretary, Treasurer and a member of the Board of Directors